Interests in joint ventures (Details 2) - ARS ($) $ in Thousands		12 Months Ended
		Jun. 30, 2018	Jun. 30, 2017
Interests In Joint Ventures
Beginning of the year		$ 791,420	$ 597,759
Profit sharing, net		639,525	152,703
Irrevocable contributions (Note 29)		43,574	3,000
Capital contributions (Note 29)		1,649
Dividends distributed (Note 29)		(43,010)	(20,284)
Incorporation as result of business combination, net	[1]		47,852
Acquisitions of companies			10,390
End of the year		$ 1,433,158	$ 791,420

[1]	In July 2016, the Group through IRSA Propiedades Comerciales acquired 20% shareholding in Entertainment Holdings S.A (EHSA). It also acquired 1.25% interest in Entretenimiento Universal S.A. ("ENUSA"). The amount paid for the acquisition was Ps. 53 million. As a result, the Group now holds 70% of the voting stock of EHSA (Note 4).